UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                        __________________________


                                FORM 8-K/A

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report - October 8, 1999               Commission File No. 1-
                                                            10892


                           HAROLD'S STORES, INC.
          (Exact name of registrant as specified in its charter)



                 Oklahoma                               73-1308796
      (State or other jurisdiction of                 (IRS Employer
      incorporation or organization)               Identification No.)

      765 Asp Norman, Oklahoma  73069                 (405) 329-4045
     (Address of  principal executive                 (Registrant's
                 offices)                           telephone number,
                (Zip Code)                            including area
                                                          code)


This Amendment No. 1 supplements the Current Report on Form 8-K filed effective October 1, 1999 (the "Form 8-K") by Harold's Stores, Inc. ("Harold's"). At the time of filing, the Form 8-K did not include specific information required by Regulation S-K. The previously omitted information is included below.

Item 4. - Changes in Registrant's Certifying Accountant

(a)  On September 28, 1999, the Registrant informed KPMG LLP (Oklahoma
     City, Oklahoma office) of its decision to retain another independent public accountant for the examination of its financial statements for fiscal year ended January 29, 2000. KPMG LLP was dismissed by Harold's on September 28, 1999.

(b) During the last two most recent fiscal years and the interim period through September 28, 1999, there were no disagreements with KPMG LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report. In addition, during such period, there have been no "reportable events" with KPMG LLP as described in Items 304(a) (i) (v) of Regulation S-K.

(c) KPMG LLP's report on the financial statements of the Registrant for the last two most recent fiscal years contained unqualified opinions.

(d) A copy of KPMG LLP's letter directed to the Securities and Exchange Commission is attached as an exhibit to this report on Form 8-K.

(e) The change in the independent public accountants was recommended by the Audit Committee of the Board of Directors.

(f) On September 28, 1999, the Registrant notified Arthur Andersen LLP (Oklahoma City, Oklahoma office) of its intention to retain such firm as independent public accountants for the examination of its financial statements for the fiscal year ending January 29, 2000.

(g) During the last two most recent calendar years and through the date of this report, Registrant did not consult Arthur Andersen LLP on either the application of accounting principles to a completed or proposed specific transaction, or on the type of audit opinion that might be rendered on Registrant's financial statements.


Item 7. - Financial Statements and Exhibits

(c)  Exhibits

99.1 Letter dated October 8, 1999 from KPMG LLP stating whether it agrees with the statements set forth in Item 4 of this form 8-K/A.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



HAROLD'S STORES, INC.
By:/s/H. Rainey Powell
H. Rainey Powell
President, Chief Operating Officer

By:/s/Jodi L. Taylor
Jodi L. Taylor
Chief Financial Officer


October 8, 1999
                           Harold's Stores, Inc.

                                FORM 8-K/A

                     Date of Report:  October 8, 1999

                               EXHIBIT INDEX


Item 7(c) Exhibits

     99.1 Letter dated October 8, 1999 from KPMG LLP stating whether it agrees with the statements set forth in Item 4 of this form 8-K/A.
                                                               EXHIBIT 99.1




October 8, 1999

Securities and Exchange Commission
Washington, D.C. 20549


Ladies and Gentlemen:

We were previously principal accountants for Harold's Stores, Inc. and, under the date of March 15, 1999, we reported on the consolidated financial statements of Harold's Stores, Inc. and subsidiaries as of January 30, 1999 and January 31, 1998, and for the 52 week periods ended January 30, 1999, January 31, 1998, and February 1, 1997. On September 28, 1999, our appointment as principal accountants was terminated. We have read Harold's Stores, Inc. statements included under Item 4 of its Form 8-K dated October 8, 1999, and we agree with such statements, except that we are not in a position to agree or disagree with Harold's Stores, Inc.'s statements that the change was recommended by the audit committee of the board of directors or that Arthur Andersen LLP was not engaged regarding the application of accounting principles to a specific transaction or type of audit opinion that might be rendered on Harold's Stores, Inc. consolidated financial statements.

Very truly yours,


/s/KPMG LLP